Exhibit 99.1

     Homestore Reports Fourth Quarter and Full Year 2005 Results;
                 Fourth Quarter Revenue up 23 Percent;
                   Full Year Revenue up 16 Percent;
                  Full Year Positive GAAP Net Income

    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--March 2, 2006--Homestore, Inc. (NASDAQ:HOMS), the leading provider of real estate media and technology solutions, today reported financial results for the fourth quarter and full year ended December 31, 2005. Total revenue for the fourth quarter was $66.6 million, compared to $54.3 million in the fourth quarter of 2004. Revenue for the full year 2005 was $252.6 million, compared to $216.9 million for the full year 2004.
    The net loss for the fourth quarter was $(4.6) million, or $(0.03) per share, compared to net income of $6.0 million, or $0.04 per share, for the fourth quarter of 2004. The net loss for the current quarter includes legal expenses of $5.9 million, reflected in general and administrative costs related to a settlement with a former officer to limit the Company's obligation to reimburse defense costs and a $1.8 million litigation settlement expense. Results for the fourth quarter of 2004 included a gain on the disposition of assets totaling $7.3 million, and an increase in estimates of previous restructuring charges of $971,000. Net income for the full year 2005 was $234,000, compared to a net loss of $(7.9) million for the full year 2004.
    Homestore's EBITDA (earnings before interest, restructuring charges and certain other non-cash expenses, principally stock-based charges, depreciation, and amortization) for the fourth quarter of 2005 was a loss of $(2.8) million, compared to earnings of $2.9 million for the fourth quarter of 2004. Homestore's EBITDA for the full year 2005 was $5.4 million, compared to an EBITDA of $2.6 million for the full year 2004. Excluding legal expenses related to reimbursement of defense costs of former officers, which totaled $5.9 million in the fourth quarter and $15.6 million for the full year, EBITDA would have been $3.1 million and $21.0 million in the fourth quarter and for the full year 2005, respectively. The Company has reported EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.
    "2005 was an important year for the Company. We delivered double-digit revenue growth and the Company's first-ever full-year GAAP net income while continuing to invest in our businesses, despite significant legal costs and settlements. The early success of our investment program is providing operating momentum, which together with our enhanced financial flexibility, positions us for further growth in 2006," said Mike Long, Homestore's chief executive officer. "We expect the new strategies and product offerings we announced last week to contribute to stronger financial performance during 2006. Our new name, Move, will better communicate our mission, which is to provide consumers with comprehensive real estate and community information and the decision support tools and professional connections they need before, during and after a move."
    The Company announced significant new strategic developments and new products on February 22, 2006, including the intention to change the Company's name to Move, Inc. to coincide with an expanded commitment to offering consumers comprehensive real estate listings, decision support tools, and access to qualified real estate and move-related service providers. Move, Inc. will have three compelling consumer offerings: Realtor.com, Move.com and Welcome Wagon. The new name unifies the Company's strategy of providing a platform for connecting consumers with Realtors, home builders, rental property owners and other move-related advertisers before, during and after a move. Along with the new brand, in the second quarter, the Company will launch an all new real estate search engine site, Move.com, as well as additional products and features designed to provide the best consumer content experience available. Consistent with that goal, Homestore has acquired Moving.com, a best-in-class online provider of consumer moving tools and access to qualified moving services.
    As a result of the new strategy, the Company has re-aligned its financial reporting segments. Beginning in the fourth quarter of 2005 the Company now has two segments instead of three: Real Estate Services, which includes Realtor.com, Top Producer, HomeBuilder.com and RENTNET; and Move-Related Services, which includes Welcome Wagon, Retail Advertising and Plans and Publications, and will include, Moving.com in future quarters. Attached to this press release are tables showing the revenue and operating income (loss) for the past eight quarters in this new segmentation for comparative purposes.
    At December 31, 2005, Homestore had $152.3 million in cash and short-term investments available to fund operations. The increase of $92.9 million from last quarter includes approximately $94.1 million in net proceeds from the sale of convertible participating preferred stock.

    CONFERENCE CALL

    As previously announced, Homestore will host a conference call, which will be broadcast live over the Internet today, Thursday, March 2, 2006, at 2:00 p.m. PST (5:00 p.m. EST). Chief Executive Officer, Mike Long, and Chief Financial Officer, Lew Belote, will discuss the Company's fourth quarter and full year 2005 results. In order to participate in the call, investors should log on to http://ir.homestore.com and click on "Event Calendar." Please connect to the above Web site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site two hours after the end of the call. A telephone replay will be available from 5:00 p.m. PST (8:00 p.m. EST) until midnight on March 9, 2006 at 888-286-8010. For additional information regarding the Company's results, please go to the "SEC Filings" section at http://ir.homestore.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Homestore's Form 10-K for the year ended December 31, 2005 is expected to be filed with the Securities and Exchange Commission on, or before, March 13, 2006.

    USE OF NON-GAAP FINANCIAL MEASURES

    To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Homestore uses a non-GAAP measure of income (loss) from operations excluding restructuring, impairment and certain other non-cash expenses, which is referred to as EBITDA. A reconciliation of this non-GAAP measure to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Homestore's current financial performance and its prospects for the future. Homestore believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters. Further, this non-GAAP method is the primary basis management uses for planning and forecasting its future operations. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with GAAP.
    This press release may contain forward-looking statements, including information about management's view of Homestore's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Homestore, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Homestore files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Homestore's future results. The forward-looking statements included in this press release are made only as of the date hereof. Homestore cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Homestore expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.


                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except per share amounts)

                               Three Months Ended     Twelve Months
                                   December 31,       Ended December
                                                            31,
                             -----------------------------------------
                                 2005      2004      2005      2004
                             ----------- --------- --------- ---------
                                   (unaudited)
Revenue                      $   66,575  $ 54,334  $252,622  $216,860
  Cost of revenue                15,847    12,457    56,188    50,829
                              ----------  --------  --------  --------
  Gross profit                   50,728    41,877   196,434   166,031
                              ----------  --------  --------  --------

Operating expenses:
    Sales and marketing          23,571    19,976    91,071    88,388
    Product and website
     development                  6,772     3,847    22,059    15,362
    General and administrative   24,321    17,014    82,545    68,442
    Amortization of intangible
     assets                         735     1,462     3,624     7,894
    Restructuring charges           111       971    (1,331)    1,316
    Litigation settlement         1,750        --     1,750     2,168
                              ----------  --------  --------  --------
Total operating expenses         57,260    43,270   199,718   183,570
                              ----------  --------  --------  --------
Loss from operations             (6,532)   (1,393)   (3,284)  (17,539)

Interest income, net                981       258     2,351       672
Convertible preferred stock
 dividends                         (311)       --      (311)       --
Other income, net                   371       124       623     2,366
                              ----------  --------  --------  --------
Loss from continuing
 operations                      (5,491)   (1,011)     (621)  (14,501)

Gain on disposition of
 discontinued operations            855     7,294       855     7,294
                              ----------  --------  --------  --------

Loss from discontinued
 operations                          --      (251)       --      (679)
                              ----------  --------  --------  --------
  Net income (loss)          $   (4,636) $  6,032  $    234  $ (7,886)
                              ==========  ========  ========  ========

Basic income (loss) per share
  Continuing operations      $    (0.04) $  (0.01) $  (0.01) $  (0.11)
  Discontinued operations          0.01      0.05      0.01      0.05
                              ----------  --------  --------  --------
  Net income (loss)          $    (0.03) $   0.04  $   0.00  $  (0.06)
                              ==========  ========  ========  ========

Diluted income (loss) per
 share
  Continuing operations      $    (0.04) $  (0.01) $  (0.00) $  (0.11)
  Discontinued operations          0.01      0.05      0.00      0.05
                              ----------  --------  --------  --------
  Net income (loss)          $    (0.03) $   0.04  $   0.00  $  (0.06)
                              ==========  ========  ========  ========

Shares used to calculate
 basic and diluted per share
 amounts
    Basic                       148,065   146,323   147,175   136,518
                              ==========  ========  ========  ========
    Diluted                     148,065   154,902   182,548   136,518
                              ==========  ========  ========  ========


                            HOMESTORE, INC.
             RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

      INCOME FROM OPERATIONS EXCLUDING RESTRUCTURING CHARGES AND
  CERTAIN OTHER NON-CASH AND NON-RECURRING ITEMS, PRINCIPALLY STOCK-
        BASED CHARGES, DEPRECIATION, AND AMORTIZATION (EBITDA)
                            (in thousands)

                           Three Months Ended    Twelve Months Ended
                               December 31,           December 31,
                          --------------------------------------------
                              2005       2004       2005        2004
                          ------------ -------- ------------ ---------
                                (unaudited)            (unaudited)
Loss from operations      $    (6,532) $(1,393) $    (3,284) $(17,539)

Plus:
    Stock-based charges           446      134        1,115       819
    Amortization of
    intangible assets             735    1,462        3,624     7,894
    Depreciation                1,992    1,737        7,500     7,901
    Non-recurring revenue      (1,333)      --       (3,997)       --
    Restructuring charge          111      971       (1,331)    1,316
    Litigation settlement       1,750       --        1,750     2,168

                           -----------  -------  -----------  --------
EBITDA                    $    (2,831) $ 2,911  $     5,377  $  2,559
                           ===========  =======  ===========  ========


                            HOMESTORE, INC.
                       SEGMENT OPERATING RESULTS
                            (in thousands)

NEW SEGMENTS

                           Three Months Ended    Twelve Months Ended
                               December 31,           December 31,
                         ---------------------------------------------
                             2005       2004        2005       2004
                         ------------ --------- ------------ ---------
Revenue:                        (unaudited)
  Real Estate Services   $    48,730  $ 37,737  $   181,324  $148,359
  Move-Related Services       17,845    16,597       71,298    68,501
                          -----------  --------  -----------  --------
    Total revenue        $    66,575  $ 54,334  $   252,622  $216,860
                          ===========  ========  ===========  ========

Operating income (loss)
  Real Estate Services   $    15,183  $  8,260  $    54,625  $ 26,649
  Move-Related Services       (2,301)      648       (1,279)    3,771
  Unallocated                (19,414)  (10,301)     (56,630)  (47,959)
                          -----------  --------  -----------  --------
    Loss from operations $    (6,532) $ (1,393) $    (3,284) $(17,539)
                          ===========  ========  ===========  ========


OLD SEGMENTS

                           Three Months Ended    Twelve Months Ended
                               December 31,           December 31,
                         ---------------------------------------------
                             2005       2004        2005       2004
                         ------------ --------- ------------ ---------
Revenue:                       (unaudited)            (unaudited)
  Media services         $    47,113  $ 37,563  $   177,236  $150,053
  Software                     6,841     4,977       25,417    18,210
  Print                       12,621    11,794       49,969    48,597
                          -----------  --------  -----------  --------
    Total revenue        $    66,575  $ 54,334  $   252,622  $216,860
                          ===========  ========  ===========  ========

Operating income (loss)
  Media services         $    16,106  $  9,697  $    58,754  $ 31,149
  Software                       594       222        3,345       462
  Print                       (3,818)   (1,011)      (8,753)   (1,191)
  Unallocated                (19,414)  (10,301)     (56,630)  (47,959)
                          -----------  --------  -----------  --------
    Loss from operations $    (6,532) $ (1,393) $    (3,284) $(17,539)
                          ===========  ========  ===========  ========


                            HOMESTORE, INC.
                       SEGMENT OPERATING RESULTS
               (restated for new reporting segmentation)
                            (in thousands)

                                                              Twelve
                                                              Months
                                Three Months Ended            Ended
                  ------------------------------------------ ---------
                    March 31,   June 30, September December   December
                      2004       2004    30, 2004  31, 2004   31, 2004
                  ----------------------------------------------------
Revenue:                           (unaudited)
  Real Estate
   Services       $    36,800  $ 36,661  $ 37,161  $ 37,737  $148,359
  Move-Related
   Services            16,624    17,659    17,621    16,597    68,501
                   -----------  --------  --------  --------  --------
Total revenue     $    53,424  $ 54,320  $ 54,782  $ 54,334  $216,860
                   ===========  ========  ========  ========  ========

Operating income
 (loss)
  Real Estate
   Services       $     4,315  $  6,941  $  7,133  $  8,260  $ 26,649
  Move-Related
   Services               637       682     1,804       648     3,771
  Unallocated          (9,636)  (11,624)  (16,398)  (10,301)  (47,959)
                   -----------  --------  --------  --------  --------
  Income (loss)
   from
   operations     $    (4,684) $ (4,001) $ (7,461) $ (1,393) $(17,539)
                   ===========  ========  ========  ========  ========


                                                               Twelve
                                                               Months
                                Three Months Ended             Ended
                  ------------------------------------------ ---------
                     March 31,  June 30, September December   December
                       2005       2005   30, 2005  31, 2005   31, 2005
                  ----------------------------------------------------
Revenue:                            (unaudited)
  Real Estate
   Services       $    39,728  $ 45,705  $ 47,161  $ 48,730  $181,324
  Move-Related
   Services            16,728    17,548    19,177    17,845    71,298
                   -----------  --------  --------  --------  --------
Total revenue     $    56,456  $ 63,253  $ 66,338  $ 66,575  $252,622
                   ===========  ========  ========  ========  ========

Operating income
 (loss)
  Real Estate
   Services       $     9,184  $ 14,287  $ 15,971  $ 15,183  $ 54,625
  Move-Related
   Services               437      (234)      819    (2,301)   (1,279)
  Unallocated         (10,381)  (11,298)  (15,537)  (19,414)  (56,630)
                   -----------  --------  --------  --------  --------
  Loss from
   operations     $      (760) $  2,755  $  1,253  $ (6,532) $ (3,284)
                   ===========  ========  ========  ========  ========


                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)

                                                 Twelve Months Ended
                                                     December 31,
                                                ----------------------
                                                    2005      2004
                                                ----------- ---------
Cash flows from continuing operating activities:
Loss from continuing operations                 $     (621) $(14,501)
Adjustments to reconcile net loss to net cash
 provided by continuing operating activities:
  Depreciation                                       7,500     7,901
  Amortization of intangible assets                  3,624     7,894
  Gain on sale of property and equipment              (156)   (2,226)
  Provision for doubtful accounts                      731       340
  Stock-based charges                                1,115       819
  Non-cash convertible preferred stock dividends       311        --
  Other non-cash items                                (109)      (40)
Changes in operating assets and liabilities,
 net of discontinued operations:
  Accounts receivable                               (4,165)     (430)
  Prepaid distribution expense                          --    10,509
  Restricted cash                                      814    (5,840)
  Other assets                                      (1,882)    5,710
  Accounts payable and accrued expenses               (680)    1,414
  Accrued distribution obligation                       --    (7,406)
  Deferred revenue                                     141     5,475
                                                 ----------  --------

    Net cash provided by continuing operating
     activities                                      6,623     9,619
    Net cash provided by discontinued operations       855     9,915
                                                 ----------  --------
    Net cash provided by operating activities        7,478    19,534
                                                 ----------  --------

Cash flows from investing activities:
Purchases of property and equipment                (11,154)   (3,716)
Maturities of short-term investments                22,275     1,000
Purchases of short-term investments               (116,285)  (24,465)
Proceeds from sale of assets                           203     6,737
                                                 ----------  --------
    Net cash used in investing activities         (104,961)  (20,444)
                                                 ----------  --------

Cash flows from financing activities:
Proceeds from exercise of stock options,
 warrants and shares issuances under employee
  stock purchase plan                                3,619     3,866
Proceeds from sale of convertible preferred
 stock                                              94,077        --
Payments on capital leases                          (1,760)   (2,079)
                                                 ----------  --------
    Net cash provided by financing activities       95,936     1,787
                                                 ----------  --------

Change in cash and cash equivalents                 (1,547)      877

Cash and cash equivalents, beginning of period      14,819    13,942
                                                 ----------  --------
Cash and cash equivalents, end of period        $   13,272  $ 14,819
                                                 ==========  ========


                            HOMESTORE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)

                                             December 31, December 31,
                                                2005         2004
                                            --------------------------
ASSETS
Current assets:
  Cash and cash equivalents                 $    13,272  $     14,819
  Short-term investments                        139,050        45,040
  Accounts receivable, net                       15,966        12,532
  Other current assets                           19,485        12,498
                                             -----------  ------------
  Total current assets                          187,773        84,889

Property and equipment, net                      20,717        15,242
Goodwill, net                                    19,502        19,502
Intangible assets, net                           14,264        17,864
Restricted cash                                   5,026         5,840
Other assets                                      1,744         7,167
                                             -----------  ------------
Total assets                                $   249,026  $    150,504
                                             ===========  ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                          $     6,427  $      2,675
  Accrued expenses                               40,879        39,894
  Obligation under capital leases                 1,005         1,774
  Deferred revenue                               43,652        39,487
                                             -----------  ------------
Total current liabilities                        91,963        83,830

Obligation under capital leases                      --           991
Deferred revenue                                     76         4,100
Other liabilities                                 3,714         4,190
                                             -----------  ------------
Total liabilities                                95,753        93,111
                                             -----------  ------------

Convertible preferred stock                      91,349            --

Stockholders' equity:
Common stock                                        149           147
Additional paid-in capital                    2,047,456     2,043,053
Deferred stock-based charges                       (351)         (406)
Accumulated other comprehensive income              343           409
Accumulated deficit                          (1,985,673)   (1,985,810)
                                             -----------  ------------
       Total stockholders' equity                61,924        57,393
                                             -----------  ------------

Total liabilities and stockholders' equity  $   249,026  $    150,504
                                             ===========  ============

    ABOUT HOMESTORE, INC.

    Homestore, Inc. offers a wide variety of information and decision support tools for consumers looking for home and real estate-related information on the Internet. The Company operates the No. 1 network of real estate sites, including REALTOR.com(R), the official Web site of the National Association of REALTORS(R) and HomeBuilder.com(TM), the official new homes site of the National Association of Home Builders. RENTNET(R), SeniorHousingNet(TM), FactoryBuiltHousing.com, and Homestore.com(R) are part of the Homestore Network as well. Homestore is also a leading supplier of media and technology solutions for real estate professionals, local and national advertisers, and providers of home and real estate-related products and services. Homestore's print division includes Homestore(R) Plans and Publications and Welcome Wagon(R), and the Company's software division includes TOP PRODUCER(R) Systems. On the Net: http://ir.homestore.com

    CONTACT: Homestore, Inc.
             Mollie O'Brien, 805-557-2300
             mollie.obrien@homestore.com